UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2026

FACTORIAL ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42629	42-2967285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
805 Middlesex Turnpike
Billerica, MA 01821
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (617) 315-9733
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock, par value $0.00001 per share	FAC	The Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of Series A Common Stock at an exercise price of $11.50	FACWW	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On August 11, 2026, Factorial Energy Inc. (the “Company”) issued a press release and a shareholder letter announcing its financial results for the quarter ended June 30, 2026. Cop=ies of the press release and the shareholder letter are attached as Exhibits 99.1 and 99.2.
The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure.
On August 11, 2026, the Company released an updated investor presentation. The presentation is attached hereto as Exhibit 99.3 and is being furnished, not filed, under Item 7.01 of this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
(d)    Exhibits. The exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601) and Instruction B.2 to this form.

Exhibit No.	Description
99.1	Press release, dated August 11, 2026
99.2	Shareholder letter, dated August 11, 2026
99.3	Investor Presentation, dated August 11, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACTORIAL ENERGY INC.

By:	/s/ Siyu Huang
Name:	Siyu Huang
Title:	Chief Executive Officer

Date:	August 11, 2026